Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Systemax Inc., hereby certifies that Systemax Inc.’s Form 10-Q for the period ended June 30, 2017 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o (d)), and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated:  August 8, 2017

/s/Thomas Clark
Thomas Clark, Chief Financial Officer